Short-term Investments	12 Months Ended
Dec. 31, 2017
Text Block [Abstract]
Short-term Investments

4. Short-term Investments

Nucor held $50.0 million and $150.0 million of short-term investments as of December 31, 2017 and 2016, respectively. The investments held as of December 31, 2017 consisted of a certificate of deposit (“CD”). The investments held as of December 31, 2016 consisted of CDs. These investments are classified as available-for-sale. Interest income on the CDs is recorded as earned.

No realized or unrealized gains or losses were incurred in 2017, 2016 or 2015.

The contractual maturity of the CD outstanding at December 31, 2017 is before December 31, 2018.